                                                                    Exhibit 23.4


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
bid4real.com, inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

Chicago, Illinois
May 23, 2000